UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2005
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
            OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      On May 18, 2005, the Audit Committee and management of Touchstone Applied Science Associates, Inc. (the "Company") concluded, in response to a SEC comment letter and after a review of all the pertinent facts, that a restatement of the Company's historical financial statements was necessary to correct the Company's accounting for the sale-leaseback transaction of its headquarters in July 2003, in which the Company's gain on the sale of the property had been recognized in full upon completion of the transaction. The Company's management determined, after consultation with the Company's independent public accountants, Lazar Levine & Felix, LLP, that it would change the method of accounting for the 2003 sale-leaseback transaction of the Company headquarters. These changes are consistent with recent interpretations of the complex accounting issues surrounding sale-leaseback transactions.

      The Company will recognize the one-time gain of $1,254,383 from the sale-leaseback over the duration of the lease (ten years), rather than recognizing the entire gain in fiscal 2003. The effect will be to reduce net income for fiscal 2003, and to increase net income for the subsequent periods during the ten-year term of the lease. Restated financial information for the two-year periods ended October 31, 2003 and October 31, 2004, and for the subsequent fiscal quarters, commencing with the fiscal quarter ended July 31, 2003, will be reflected in forthcoming amendments to the periodic reports for such periods.

      As a result of the Company's determination to restate its financial statements as discussed above, the financial statements in its previously filed Annual Reports on Form 10-KSB for the fiscal years ended October 31, 2003 and October 31, 2004, and in its previously filed Quarterly Reports on Form 10-QSB for the quarterly periods ended July 31, 2003, January 31, 2004, April 30, 2004, July 31, 2004 and January 31, 2005, should no longer be relied upon. The Company anticipates filing its restated financial statements for these previous periods as soon as possible.

      On May 18, 2005, the Company issued a press release discussing the above revisions to its financial statements.
This press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The following exhibit is furnished with this Form 8-K:

      Exhibit 99.1	Press Release, issued May 18, 2005

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 18, 2005             TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.


                                By: /s/ ANDREW L. SIMON
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                                    Andrew L. Simon
                                    President and Chief Executive Officer
                                    and Chief Financial Officer